UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21374

Registrant Name:	PIMCO Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2016

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund

October 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.8%
BANK LOAN OBLIGATIONS 2.0%
iHeartCommunications, Inc.
7.274% due 01/30/2019		$3,100	$2,362
Sequa Corp.
5.250% due 06/19/2017		2,515	2,325
Westmoreland Coal Co.
7.500% due 12/16/2020		1,000	802

Total Bank Loan Obligations (Cost $6,190)			5,489

CORPORATE BONDS & NOTES 64.5%
BANKING & FINANCE 31.2%
Ally Financial, Inc.
8.000% due 11/01/2031		1,137	1,365
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	1,000	1,061
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		$1,700	1,254
9.000% due 06/18/2024 (h)		2,219	2,064
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	1,400	423
4.000% due 01/21/2019 ^		3,800	1,147
4.750% due 01/15/2018 ^		1,200	362
Banco Santander S.A.
6.250% due 09/11/2021 (h)		500	513
Barclays Bank PLC
14.000% due 06/15/2019 (h)	GBP	3,700	5,592
Barclays PLC
6.500% due 09/15/2019 (h)	EUR	200	207
BCD Acquisition, Inc.
9.625% due 09/15/2023		$1,300	1,349
Blackstone CQP Holdco LP
9.296% due 03/19/2019		4,503	4,554
BNP Paribas S.A.
7.375% due 08/19/2025 (h)(k)		3,100	3,185
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		750	754
Cantor Fitzgerald LP
6.500% due 06/17/2022 (k)		3,000	3,247
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,050	4,483
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$1,500	1,590
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (h)	EUR	400	470
Credit Agricole S.A.
7.875% due 01/23/2024 (h)		$1,600	1,627
Credit Suisse Group AG
7.500% due 12/11/2023 (h)		3,740	3,881
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,700	1,772
GSPA Monetization Trust
6.422% due 10/09/2029		2,305	2,639
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	2,000	2,289
Jefferies Finance LLC
6.875% due 04/15/2022		$3,800	3,610
7.375% due 04/01/2020		200	200
7.500% due 04/15/2021		200	196
Lloyds Bank PLC
12.000% due 12/16/2024 (h)		300	410
MPT Operating Partnership LP
5.250% due 08/01/2026		618	632
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	6	886
Navient Corp.
5.500% due 01/15/2019 (k)		$4,030	4,122
5.625% due 08/01/2033		100	80
Novo Banco S.A.
5.000% due 04/04/2019	EUR	101	87
5.000% due 04/23/2019		311	268
5.000% due 05/14/2019		206	178
5.000% due 05/21/2019		115	99
5.000% due 05/23/2019		115	99

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$700	715
OneMain Financial Holdings LLC
6.750% due 12/15/2019		544	565
7.250% due 12/15/2021		30	31
PHH Corp.
6.375% due 08/15/2021		1,080	1,056
7.375% due 09/01/2019		300	314
Rio Oil Finance Trust
9.250% due 07/06/2024		4,252	4,124
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(k)		1,600	1,472
8.000% due 08/10/2025 (h)(k)		3,000	2,858
8.625% due 08/15/2021 (h)		800	798
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (h)	GBP	1,800	2,215
Spirit Realty LP
4.450% due 09/15/2026		$700	691
Springleaf Finance Corp.
5.250% due 12/15/2019		525	526
8.250% due 12/15/2020		2,120	2,301
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	2,148	2,495
6.052% due 10/13/2039		1,259	1,624
TIG FinCo PLC
8.500% due 03/02/2020		111	140
8.750% due 04/02/2020		4,532	5,076
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$300	324
WP Carey, Inc.
4.250% due 10/01/2026		1,400	1,416

			85,436

INDUSTRIALS 24.8%
ADT Corp.
4.875% due 07/15/2032		687	591
Alliance Data Systems Corp.
5.875% due 11/01/2021		1,400	1,417
Altice Financing S.A.
7.500% due 05/15/2026		1,700	1,759
BMC Software Finance, Inc.
8.125% due 07/15/2021		866	797
Boxer Parent Co., Inc.
9.000% due 10/15/2019 (c)(k)		2,204	2,028
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		600	620
9.000% due 02/15/2020 ^		3,855	3,989
11.250% due 06/01/2017 ^		1,989	2,019
Chesapeake Energy Corp.
4.130% due 04/15/2019		62	58
6.250% due 01/15/2017	EUR	500	548
Concordia International Corp.
9.000% due 04/01/2022		$200	194
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		803	886
Diamond Resorts International, Inc.
10.750% due 09/01/2024		1,200	1,140
Forbes Energy Services Ltd.
9.000% due 06/15/2019 ^		612	156
Ford Motor Co.
7.700% due 05/15/2097 (k)		9,030	10,907
Fresh Market, Inc.
9.750% due 05/01/2023		400	342
Harvest Operations Corp.
2.330% due 04/14/2021		2,127	2,099
HCA, Inc.
4.500% due 02/15/2027		700	693
7.500% due 11/15/2095		1,050	1,066
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,000	714
Inception Merger Sub, Inc.
8.625% due 11/15/2024 (b)		3,038	3,049
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,279	1,082
8.125% due 06/01/2023		524	176
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,430	3,121
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		200	217
Kinder Morgan, Inc.
7.750% due 01/15/2032		800	981
7.800% due 08/01/2031 (k)		1,600	1,989
Kinetic Concepts, Inc.
9.625% due 10/01/2021		3,300	3,193

LG FinanceCo Corp.
5.875% due 11/01/2024		100	101
N&W Global Vending SpA
7.000% due 10/15/2023	EUR	1,400	1,568
NXP BV
3.875% due 09/01/2022		$430	454
Prime Security Services Borrower LLC
9.250% due 05/15/2023		1,800	1,913
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	972
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,200	1,298
Safeway, Inc.
7.250% due 02/01/2031		70	70
Scientific Games International, Inc.
10.000% due 12/01/2022		1,600	1,480
Sequa Corp.
7.000% due 12/15/2017		3,804	2,092
SFR Group S.A.
7.375% due 05/01/2026		2,558	2,587
Soho House Bond Ltd.
9.125% due 10/01/2018	GBP	1,300	1,633
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		$1,000	997
Tembec Industries, Inc.
9.000% due 12/15/2019		1,100	880
Transocean, Inc.
9.000% due 07/15/2023		508	499
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,945	2,524
6.542% due 03/30/2021		591	777
Westmoreland Coal Co.
8.750% due 01/01/2022		$3,026	2,391

			68,067

UTILITIES 8.5%
Frontier Communications Corp.
10.500% due 09/15/2022		340	355
11.000% due 09/15/2025		340	348
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (k)		6,600	7,004
6.000% due 11/27/2023		800	849
Illinois Power Generating Co.
6.300% due 04/01/2020		1,420	568
7.000% due 04/15/2018		2,600	988
7.950% due 06/01/2032		300	123
NGL Energy Partners LP
7.500% due 11/01/2023		560	564
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,851
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		225	74
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (i)		1,045	220
6.625% due 10/01/2023		261	55
6.750% due 10/01/2023 (i)		1,155	245
6.750% due 10/01/2023		770	164
Petrobras Global Finance BV
3.737% due 03/17/2020		130	129
4.875% due 03/17/2020		210	212
5.750% due 01/20/2020		70	72
6.625% due 01/16/2034	GBP	100	111
6.750% due 01/27/2041		$1,200	1,069
7.875% due 03/15/2019		745	803
Sprint Capital Corp.
6.900% due 05/01/2019		600	633
Terraform Global Operating LLC
13.750% due 08/15/2022		750	784

			23,221

Total Corporate Bonds & Notes (Cost $186,284)			176,724

CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
DISH Network Corp.
3.375% due 08/15/2026		1,600	1,841

Total Convertible Bonds & Notes (Cost $1,600)			1,841

MUNICIPAL BONDS & NOTES 5.5%
CALIFORNIA 0.9%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	600	662
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,600	1,798

		2,460

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	6,546

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	395	332

WEST VIRGINIA 2.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,040	5,667

Total Municipal Bonds & Notes (Cost $13,845)		15,005

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
3.500% due 12/25/2032 (a)	810	113
4.000% due 11/25/2042 (a)	2,887	478
4.784% due 01/25/2029	200	203
5.834% due 10/25/2028	300	321
13.418% due 12/25/2040	132	206
Freddie Mac
6.136% due 11/25/2055	4,158	2,356
8.084% due 12/25/2027	1,500	1,535
8.946% due 11/15/2040	233	261
11.284% due 03/25/2025	297	336

Total U.S. Government Agencies (Cost $5,710)		5,809

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.4%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	63	54
Banc of America Funding Trust
6.000% due 08/25/2036 ^	2,150	2,101
BCAP LLC Trust
3.007% due 03/27/2036	1,044	538
5.110% due 03/26/2037	581	170
11.739% due 06/26/2036	313	131
Bear Stearns ALT-A Trust
0.854% due 06/25/2046 ^	2,663	2,140
2.988% due 09/25/2047 ^	3,703	2,617
3.082% due 11/25/2036 ^	288	213
3.457% due 09/25/2035 ^	429	353
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036	753	719
Chase Mortgage Finance Trust
2.759% due 12/25/2035 ^	7	6
6.000% due 02/25/2037 ^	641	527
6.000% due 07/25/2037 ^	409	343
6.250% due 10/25/2036 ^	1,228	1,032
Chase Mortgage Trust
3.750% due 12/25/2045	279	267
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	75	75
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,716	1,451
6.000% due 08/25/2037 ^	736	578
Countrywide Alternative Loan Trust
0.884% due 05/25/2037 ^	268	147
2.956% due 04/25/2036 ^	792	550
5.500% due 03/25/2035	207	168
5.500% due 12/25/2035 ^	2,365	1,985
5.500% due 03/25/2036 ^	103	81
5.750% due 01/25/2035	247	249
6.000% due 02/25/2035	236	242
6.000% due 08/25/2036 ^	319	281
6.000% due 04/25/2037 ^	806	577
6.250% due 11/25/2036 ^	513	454
6.250% due 12/25/2036 ^	1,167	870
6.500% due 08/25/2036 ^	327	224

Countrywide Home Loan Mortgage Pass-Through Trust
2.865% due 02/20/2035		39	39
5.500% due 10/25/2035 ^		513	466
6.250% due 09/25/2036 ^		430	370
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.475% due 06/25/2034		2,030	1,513
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	737	796
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		$80	76
6.000% due 02/25/2036 ^		3,139	2,571
HarborView Mortgage Loan Trust
1.248% due 01/19/2035		225	200
3.108% due 07/19/2035		41	36
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,855	1,176
JPMorgan Alternative Loan Trust
2.793% due 03/25/2037 ^		1,256	1,118
2.991% due 03/25/2036 ^		1,356	1,069
JPMorgan Mortgage Trust
2.856% due 02/25/2036 ^		361	319
2.967% due 01/25/2037 ^		405	363
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		813	638
5.562% due 02/15/2040		810	610
Lehman XS Trust
0.754% due 06/25/2047		1,506	1,121
Merrill Lynch Mortgage Investors Trust
2.822% due 03/25/2036 ^		1,225	840
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036		2,851	1,417
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		701	559
6.000% due 07/25/2037 ^		868	608
6.250% due 09/25/2037 ^		1,436	996
Residential Funding Mortgage Securities, Inc. Trust
4.113% due 08/25/2036 ^		1,259	1,112
6.000% due 09/25/2036 ^		158	145
6.000% due 06/25/2037 ^		2,111	1,939
Structured Adjustable Rate Mortgage Loan Trust
2.880% due 11/25/2036 ^		1,325	1,006
2.912% due 01/25/2036 ^		1,035	784
3.047% due 07/25/2036 ^		458	365
4.488% due 03/25/2037 ^		408	286
Suntrust Adjustable Rate Mortgage Loan Trust
2.906% due 02/25/2037 ^		224	198
3.012% due 04/25/2037 ^		1,399	1,192
WaMu Mortgage Pass-Through Certificates Trust
2.193% due 12/25/2046		381	354
4.189% due 02/25/2037 ^		417	394
6.000% due 10/25/2036 ^		599	473
Wells Fargo Mortgage-Backed Securities Trust
2.919% due 07/25/2036 ^		235	222
5.750% due 03/25/2037 ^		214	211
6.000% due 06/25/2037 ^		126	124

Total Non-Agency Mortgage-Backed Securities (Cost $42,471)			44,849

ASSET-BACKED SECURITIES 28.2%
Argent Securities Trust
0.724% due 03/25/2036		8,210	4,429
Asset-Backed Funding Certificates Trust
0.684% due 10/25/2036		7,545	6,689
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		239	185
CIFC Funding Ltd.
0.000% due 05/24/2026 (f)		1,200	828
0.000% due 07/22/2026		1,000	605
Citigroup Mortgage Loan Trust, Inc.
0.684% due 12/25/2036		4,617	2,745
0.694% due 12/25/2036		2,495	1,682
Countrywide Asset-Backed Certificates
0.674% due 06/25/2047 ^		919	673
0.734% due 06/25/2047		5,836	4,567
0.794% due 09/25/2046 ^		3,189	2,130
1.094% due 12/25/2035		5,550	5,435
Gramercy Real Estate CDO Ltd.
1.097% due 08/15/2056		4,110	4,047
Grosvenor Place CLO BV
0.000% due 04/30/2029	EUR	250	215
GSAMP Trust
0.794% due 02/25/2046		$4,716	3,700
1.509% due 03/25/2035 ^		7,771	5,249
JPMorgan Mortgage Acquisition Corp.
0.824% due 01/25/2036		397	372

JPMorgan Mortgage Acquisition Trust
0.854% due 04/25/2036		6,000	4,688
Lehman XS Trust
6.290% due 06/24/2046		2,557	2,383
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		91	92
Merrill Lynch Mortgage Investors Trust
0.694% due 04/25/2037		299	169
Morgan Stanley Mortgage Loan Trust
0.654% due 04/25/2037		4,090	1,978
6.250% due 07/25/2047 ^		427	295
Residential Asset Mortgage Products Trust
0.814% due 09/25/2036		380	338
Residential Asset Securities Corp. Trust
1.004% due 09/25/2035		13,627	11,291
Securitized Asset-Backed Receivables LLC Trust
0.674% due 05/25/2036		6,076	3,677
SLM Student Loan Trust
0.000% due 10/28/2029 (f)		1	1,444
0.000% due 01/25/2042 (f)		2	2,076
South Coast Funding Ltd.
1.407% due 08/10/2038		6,112	1,299
Taberna Preferred Funding Ltd.
1.158% due 08/05/2036		254	178
1.158% due 08/05/2036 ^		4,771	3,340
Trainer Wortham First Republic CBO Ltd.
1.988% due 11/06/2038		418	411

Total Asset-Backed Securities (Cost $74,895)			77,210

SOVEREIGN ISSUES 2.2%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	1,700	1,937
4.900% due 09/15/2021		700	823
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	201,000	1,870
4.750% due 04/17/2019	EUR	300	304
Saudi Government International Bond
2.375% due 10/26/2021		$200	200
3.250% due 10/26/2026		200	197
4.500% due 10/26/2046		800	788

Total Sovereign Issues (Cost $5,796)			6,119

	SHARES
COMMON STOCKS 0.0%
FINANCIALS 0.0%
TIG FinCo PLC (i)		91,836	83

INDUSTRIALS 0.0%
ZTO Express Cayman, Inc. ADR (d)		62	1

Total Common Stocks (Cost $137)			84

PREFERRED SECURITIES 1.2%
BANKING & FINANCE 1.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)		2,465	3,013
GMAC Capital Trust
6.602% due 02/15/2040		5,200	133

Total Preferred Securities (Cost $3,040)			3,146

SHORT-TERM INSTRUMENTS 5.0%
REPURCHASE AGREEMENTS (j) 2.9%			8,077

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.6%
Federal Home Loan Bank
0.000% due 11/18/2016 (f)(g)		$1,600	1,600

U.S. TREASURY BILLS 1.5%
0.370% due 01/05/2017 - 03/16/2017 (e)(f)(n)	4,108	4,104

Total Short-Term Instruments (Cost $13,781)		13,781

Total Investments in Securities (Cost $353,749)		350,057

Total Investments 127.8% (Cost $353,749)		$350,057
Financial Derivative Instruments (l)(m) 0.5% (Cost or Premiums, net $(801))		1,454
Preferred Shares (18.7)%		(51,275)
Other Assets and Liabilities, net (9.6)%		(26,278)

Net Assets Applicable to Common Shareholders 100.0%		$273,958

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/09/2015	$838	$220	0.08%
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/09/2015 - 12/17/2015	609	245	0.09
TIG FinCo PLC	04/02/2015	136	83	0.03

		$1,583	$548	0.20%

Borrowings and Other Financing Transactions

(j)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.530%	10/31/2016	11/01/2016	$6,500	U.S. Treasury Bonds 3.000% due 11/15/2045	$(6,655)	$6,500	$6,500
SSB	0.010	10/31/2016	11/01/2016	1,577	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	(1,612)	1,577	1,577

Total Repurchase Agreements						$(8,267)	$8,077	$8,077

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(4)	$(344)	$(343)
JML	1.400	10/12/2016	11/07/2016		(5,834)	(5,839)
RBC	1.550	05/02/2016	11/02/2016		(3,616)	(3,644)
	1.910	10/31/2016	05/01/2017		(3,710)	(3,710)
RDR	(1.000)	01/22/2016	TBD	(4)	(730)	(724)
	1.160	08/04/2016	11/03/2016		(4,829)	(4,843)
UBS	1.130	08/30/2016	11/30/2016		(4,858)	(4,868)
	1.200	10/06/2016	01/06/2017		(2,775)	(2,777)
	1.450	09/28/2016	11/28/2016		(1,238)	(1,240)
	1.630	08/24/2016	11/22/2016		(2,672)	(2,680)
	1.650	09/28/2016	12/28/2016		(2,370)	(2,374)

Total Reverse Repurchase Agreements						$(33,042)

(3)	The average amount of borrowings outstanding during the period ended October 31, 2016 was $(27,647) at a weighted average interest rate of 1.218%.
(4)	Open maturity reverse repurchase agreement.

(k)	Securities with an aggregate market value of $37,976 have been pledged as collateral under the terms of master agreements as of October 31, 2016.

(l)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$4,410	$309	$(31)	$0	$(3)
CDX.HY-25 5-Year Index	5.000	12/20/2020	2,178	120	125	0	(1)
CDX.HY-26 5-Year Index	5.000	06/20/2021	700	34	8	0	(1)

				$463	$102	$0	$(5)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		$70,420	$7,082	$2,845	$83	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		15,300	880	157	21	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		83,100	27,429	30,140	512	0
Pay	3-Month USD-LIBOR *	2.250	12/21/2046		134,560	(5,153)	6,398	0	(797)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	6,200	150	57	4	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		3,900	277	180	0	(2)

						$30,665	$39,777	$620	$(799)

Total Swap Agreements						$31,128	$39,879	$620	$(804)

*	This security has a forward starting effective date.

Cash of $5,238 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2016.

(m)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BPS	11/2016	GBP	25,866		$33,669	$2,009	$0
	11/2016		$13,800	EUR	12,632	66	0
	12/2016	EUR	12,632		$13,817	0	(66)
CBK	11/2016		$2,333	GBP	1,902	0	(5)
GLM	11/2016	BRL	352		$109	0	(1)
	11/2016	EUR	13,198		14,780	292	0
	11/2016	GBP	45		55	0	0
	11/2016		$111	BRL	352	0	(1)
	12/2016	JPY	2,833		$27	0	0
JPM	11/2016	AUD	298		229	2	0
	11/2016	EUR	25		27	0	0
	11/2016	GBP	106		136	7	0
	11/2016		$582	EUR	520	0	(11)
	12/2016		544		498	3	0
RBC	11/2016	GBP	45		$55	0	0
SCX	11/2016	EUR	51		56	0	0
	11/2016	JPY	200,009		1,989	82	0
	11/2016		$1,912	JPY	200,009	0	(5)
	12/2016	JPY	200,009		$1,913	4	0
SOG	11/2016		$29,223	GBP	23,910	43	0
	12/2016	EUR	151		$165	0	(1)
	12/2016	GBP	23,910		29,238	0	(45)
UAG	11/2016		$137	EUR	122	0	(4)
	11/2016		322	GBP	250	0	(16)

Total Forward Foreign Currency Contracts						$2,508	$(155)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	4.539%	$500	$(98)	$(14)	$0	$(112)
GST	Petrobras Global Finance BV	1.000	12/20/2024	4.539	700	(139)	(18)	0	(157)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	3.115	200	(16)	4	0	(12)
	Petrobras Global Finance BV	1.000	09/20/2020	3.609	20	(3)	1	0	(2)
	Petrobras Global Finance BV	1.000	12/20/2024	4.539	800	(166)	(13)	0	(179)
MYC	Petrobras Global Finance BV	1.000	12/20/2019	3.115	4,100	(379)	126	0	(253)

						$(801)	$86	$0	$(715)

Total Swap Agreements						$(801)	$86	$0	$(715)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(n)	Securities with an aggregate market value of $1,132 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2016.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,489	$0	$5,489
Corporate Bonds & Notes
Banking & Finance	0	82,797	2,639	85,436
Industrials	0	68,067	0	68,067
Utilities	0	23,221	0	23,221
Convertible Bonds & Notes
Industrials	0	1,841	0	1,841
Municipal Bonds & Notes
California	0	2,460	0	2,460
Illinois	0	6,546	0	6,546
Virginia	0	332	0	332
West Virginia	0	5,667	0	5,667
U.S. Government Agencies	0	3,453	2,356	5,809
Non-Agency Mortgage-Backed Securities	0	44,849	0	44,849
Asset-Backed Securities	0	73,690	3,520	77,210
Sovereign Issues	0	6,119	0	6,119
Common Stocks
Financials	0	0	83	83
Industrials	1	0	0	1
Preferred Securities
Banking & Finance	133	3,013	0	3,146
Short-Term Instruments
Repurchase Agreements	0	8,077	0	8,077
Short-Term Notes	0	1,600	0	1,600
U.S. Treasury Bills	0	4,104	0	4,104

Total Investments	$134	$341,325	$8,598	$350,057

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	620	0	620
Over the counter	0	2,508	0	2,508
	$0	$3,128	$0	$3,128

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(804)	0	(804)
Over the counter	0	(870)	0	(870)

	$0	$(1,674)	$0	$(1,674)

Totals	$134	$342,779	$8,598	$351,511

There were no significant transfers between Levels 1 and 2 during the period ended October 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2016:

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,656	$0	$(16)	$0	$0	$(1)	$0	$0	$2,639	$3
U.S. Government Agencies	2,235	0	(8)	2	3	124	0	0	2,356	124
Asset-Backed Securities	3,692	0	0	0	0	(172)	0	0	3,520	(172)
Common Stocks
Financials	58	0	0	0	0	25	0	0	83	25

Totals	$8,641	$0	$(24)	$2	$3	$(24)	$0	$0	$8,598	$(20)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,639	Proxy Pricing	Base Price	114.25
U.S. Government Agencies	2,356	Proxy Pricing	Base Price	56.66
Asset-Backed Securities	3,520	Proxy Pricing	Base Price	106,003.18 - 114,507
Common Stocks
Financials	83	Other Valuation Techniques (2)	—	—

Total	$8,598

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 353,756	$15,542	$(19,241)	$(3,699)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	JML	JPMorgan Securities PLC	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada	UBS	UBS Securities LLC
GST	Goldman Sachs International	RDR	RBC Capital Markets

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ADR	American Depositary Receipt	BBR	Bank Bill Rate	CDO	Collateralized Debt Obligation
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	CLO	Collateralized Loan Obligation
BABs	Build America Bonds	CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 23, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: December 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 23, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: December 23, 2016